UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2024

Better Choice Company Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-40477	83-4284557
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12400 Race Track Road

Tampa, Florida 33626

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (212) 896-1254

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.001 per share	BTTR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 29, 2024, Better Choice Company Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with ThinkEquity LLC (the “Underwriter”), for an underwritten public offering (the “Offering”) of 639,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a public offering price of $3.00 per share and pre-funded warrants to purchase 1,028,000 shares of Common Stock (the “Pre-Funded Warrants”) at a public offering price of $2.99 per Pre-Funded Warrant, for aggregate gross proceeds of $4,990,720.00 prior to deducting underwriting discounts, commissions, and other offering expenses. In addition, the Company has granted the Underwriter a 45-day option to purchase an additional 100,000 shares of Common Stock, at the public offering price per share, less the underwriting discounts and commissions, to cover over-allotments.

Pursuant to the terms of the Underwriting Agreement, the Company agreed that for a period of 90 days from July 29, 2024 (the “Lock-Up Period”), the Company will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (ii) file or caused to be filed any registration statement with the Securities and Exchange Commission (the “Commission”) relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (iii) complete any offering of debt securities of the Company, other than entering into a line of credit with a traditional bank or (iv) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company, whether any such transaction described in clause (i), (ii), (iii) or (iv) above is to be settled by delivery of shares of capital stock of the Company or such other securities, in cash or otherwise, except that the foregoing shall not apply to (a) the shares of Common Stock to be sold under the Underwriting Agreement, (b) the issuance by the Company of shares of Common Stock upon the exercise of a stock option or warrant or the conversion of a security outstanding on the date of the Underwriting Agreement, provided that such options, warrants, and securities have not been amended since the date of the Underwriting Agreement, or (c) the issuance by the Company of stock options or shares of capital stock of the Company under any equity compensation plan of the Company, provided that in each of (b) and (c) above, the underlying shares shall be restricted from sale during the entire Lock-Up Period.

The Underwriting Agreement also contains customary representations, warranties, and covenants by the Company, including an expense reimbursement obligation not to exceed $150,000. It also provides for customary indemnification by each of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions.

As an inducement for the Underwriters to enter into the Underwriting Agreement, our officers and directors entered into “lock-up” agreements. Pursuant to these lock-up agreements, such persons agreed that for a period of 90 days following the closing of the Offering, subject to certain exceptions as specified in such agreements, they will not, without the prior written consent of the Underwriters, directly or indirectly, offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale, or otherwise dispose of or hedge any of our shares of Common Stock, any options, or any securities convertible into, or exchangeable for or that represent the right to receive shares of our Common Stock. Holders of approximately 273,676 shares of our issued and outstanding common stock are subject to such lock-up agreement.

A copy of the Underwriting Agreement (which includes the form of lock-up agreement) is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Underwriting Agreement and the lock-up agreements does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 8.01. Other Events.

The Commission declared the registration statement on Form S-1 (File No. 333-280714) relating to Offering effective at 5:30 p.m. on July 29, 2024. The Company issued a press release on July 29, 2024 announcing the pricing of the Offering. A final prospectus relating to the Offering was filed with the Commission (“Prospectus”) on July 31, 2024.

The Offering closed on July 31, 2024. In the Offering, the Company sold 639,000 shares of the Common Stock at a public offering price of $3.00 per share and 1,028,000 Pre-Funded Warrants at a public offering price of $2.99 per Pre-Funded Warrant, for aggregate gross proceeds of $4,990,720.00 prior to deducting underwriting discounts, commissions, and other offering expenses. The Company issued a press release on July 31, 2024 announcing the closing of the Offering.

The press releases described above are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated July 29, 2024, by and between the Company and ThinkEquity LLC
99.1	Press release of the Company announcing the pricing, dated July 29, 2024
99.2	Press release of the Company announcing the pricing, dated July 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 1, 2024	Better Choice Company Inc.

	By:	/s/ Carolina Martinez
	Name:	Carolina Martinez
	Title:	Chief Financial Officer